                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 26, 1996

                    CHASE MANHATTAN CREDIT CARD MASTER TRUST,
           SERIES 1991-1, SERIES 1992-1, SERIES 1995-1, SERIES 1995-2,
                         SERIES 1996-1 AND SERIES 1996-2
                             (Issuer of Securities)
                         THE CHASE MANHATTAN BANK (USA)
                             (Sponsor of the Trust)

             (Exact name of registrant as specified in its charter)

   Delaware                         33-40006                  22-2382028

 (State or other                   (Commission            (IRS Employer
 jurisdiction of                   File Number)            Identification No.)
  incorporation)

        802 Delaware Avenue, Wilmington Delaware             19801
       (Address of principal executive offices)            (Zip code)

       Registrant's telephone number, including area code: (302) 575-5050
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Item 5. Other Events

         On June 17, 1996, interest in accordance with the Pooling and Servicing Agreement dated as of June 1, 1991, (the "Agreement"), among Chase Manhattan Bank (USA) and Yasuda Bank and Trust Company (U.S.A.) (the "Trustee"), was distributed to holders ("Certificateholders") of the Certificates evidencing undivided interests in the Chase Manhattan Credit Card Master Trust, Series 1991-1, Series 1992-1, Series 1995-1, Series 1995-2, Series 1996-1 and Series
1996-2 in accordance with the Agreement.

         A copy of the monthly Certificateholders' statement is being filed as
Exhibit 20.1 to this Current Report on form 8-K.

         Item 7 (c).  Exhibits

         Exhibit           Description

         20.1     Monthly Certificateholders' statement with respect to the June
                  17, 1996 distribution to Certificateholders

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                             CHASE MANHATTAN CREDIT CARD MASTER
                             TRUST, SERIES 1991-1, SERIES 1992-1, SERIES
                       1995-1, SERIES 1995-2, SERIES 1996-1 AND SERIES 1996-2

                             By: Chase Manhattan Bank USA, as Servicer



                             By: /s/Patricia Garvey
                                --------------------------------------
                             Name: Patricia Garvey
                             Title:    Second Vice President


Dated  June 26, 1996
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                                INDEX TO EXHIBITS


         Exhibit           Description                                 Page

           20.1            Monthly Certificateholders'                   5
                           Statements with respect to the
                           June 17, 1996 distribution to
                           Certificateholders for Series 1991-1,
                           Series 1992-1, Series 1995-1,
                           Series 1995-2, Series 1996-1
                           and Series 1996-2